UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2020

The Providence Service Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Peachtree Street, Sixth Floor Atlanta, Georgia		30309
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 888-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	PRSC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

As previously reported by The Providence Service Corporation (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2020, Suzanne G. Smith stepped down as Chief Accounting Officer, effective August 12, 2020 (the “Transition Date”).   Ms. Smith will continue to serve the Company in a transitional role until November 12, 2020 (the “Separation Date”) at her current salary. In connection with her transition, the Company and Ms. Smith entered into a Transition and Separation Agreement (the “Agreement”), which provides that, subject to the terms of the Agreement, (i) Ms. Smith will be eligible to earn her annual bonus for 2020 (up to a maximum of 100% of her target bonus) prorated through the Separation Date, based on the Company’s actual performance and (ii) outstanding equity grants will continue to vest until the Separation Date. In addition, the Agreement provides that after the Separation Date, provided she remains in compliance with the Agreement, Ms. Smith will be entitled to (i) a lump sum payment equal to six months of her current base salary minus required tax and other withholdings; and (ii) subject to her timely enrollment in continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), reimbursement for the employer portion of the cost of her medical coverage at the same rate as in effect on the Separation Date until the earlier of (x) six (6) months following the Separation Date and (y) the date on which she ceases to be eligible for COBRA continuation coverage or stops making the required payments in respect of such coverage.

The Transition and Separation Agreement includes a customary release of claims by Ms. Smith in favor of the Company and its affiliates and Ms. Smith’s eligibility and entitlement, if any, to each severance payment and any other payment and benefit described above is subject to the non-revocation of such release of claims and the execution and non-revocation of a supplemental release of claims after the Separation Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION
Date: September 17, 2020	By:	/s/ Kathryn Stalmack
	Name:	Kathryn Stalmack
	Title:	Senior Vice President, General Counsel